UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2004

M/I HOMES, INC. (Formerly M/I Schottenstein Homes, Inc.)

(Exact name of registrant as specified in its charter)

Ohio	1-12434	31-1210837

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

3 Easton Oval, Suite 500, Columbus, Ohio	43219

(Address of Principal Executive Offices)	(Zip Code)

(614) 418-8000

(Telephone Number)

Item 5. Other Events and Regulation FD Disclosure

On January 12, 2004, M/I Homes, Inc. (formerly M/I Schottenstein Homes, Inc.) issued a press release reporting Chief Executive Officer Succession and Name Change. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, ProForma Financial Information and Exhibits

c) Exhibits

99.1 Press release dated January 12, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2004                              M/I Homes, Inc.
(formerly M/I Schottenstein Homes, Inc.)

By: /s/ Phillip G. Creek

Phillip G. Creek
Senior Vice President, Treasurer,
Chief Financial Officer, Director
(Principal Financial Officer)

Index to Exhibits

    99.1  Press release dated January 12, 2004